Exhibit 10(b)

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT (this “Amendment”), effective as of May 8, 2006, by and between ALLTEL Corporation, a Delaware corporation (the “Corporation”), and Scott T. Ford (“Executive”), amends that certain Employment Agreement, dated as of July 24, 2003, by and between the Corporation and Executive (the “Agreement”).

In consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1.  Section 7.3(C) of the Agreement is hereby amended by deleting the final sentence of the introductory paragraph of Section 7.3(C) and replacing it in its entirety with the following:

“Whether an act or failure to act by the Executive constitutes “Cause” shall be determined subject to the following requirements.”

2.  As amended hereby, the Agreement shall be and remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ALLTEL CORPORATION

By: /s/ Richard N. Massey

EXECUTIVE:
/s/ Scott T. Ford
Scott T. Ford